Bull & Bear
F I N A N C I A L R E P O R T
The
Sales Growth, Acquisition Fuels Coffee Pacifica's
"Tree to Cup" Strategy for Capturing Major Part of
Worldwide, Multi-Billion Gourmet Coffee Market

Major strides during the past year
have placed Coffee Pacifica, Inc. (OTC
BB: CFPC) well within striking
distance of achieving its goal of
capturing a significant share of
Papua New Guinea's huge U.S.,
Canadian and European gourmet
coffee markets.

"We did what we said we would
do," says Shailen Singh, Coffee
Pacifica's Chairman and CEO. "We
are following our plan in a systematic,
methodical manner. We are
cash-flow positive and have sufficient
revenues to carry us forward."

Coffee Pacifica is a leading
international marketer and
distributor of Arabica green bean
coffee grown in the rich highland
volcanic soils of the South Pacific
island country of Papua New Guinea
(PNG), producer of about 2% of the
world's green bean coffee.
Coffee is the world's second highest
dollar traded commodity next
to oil. Worldwide annual coffee
consumption is now about 12 billion
pounds and Arabica beans are the
rated the best among all coffees.
Coffee Pacifica is primarily focused
on building its own distinct brand
among retailers, roasters, wholesalers,
distributors and importers in the U.S.
and Canada where people consume
about 22 million bags of green bean
coffee each year.

During just the past year, Coffee
Pacifica:
* Increased its distribution
system to include 90,000 individual
coffee farmers organized into 140
individual independent cooperatives
in 11 of 13 coffee growing provinces
in Papua New Guinea. The effort was
part of a joint campaign with the PNG
Coffee Growers Federation Ltd.
("PNGCGF").
* Secured an agreement with
PNGCGF for a supply of 100,000
60-kilogram bags (13.2 million
pounds) of green bean coffee over the
next two years.
* Acquired Uncommon Grounds
Inc., a California coffee roasting
company, significantly advancing its
strategy to become a "Tree to Cup"
vertically integrated coffee company.
* Hosted "PRIDE OF PNG 2005",
an international coffee cupping
competition held for the first time in
PGN after 70 years of growing coffee.
* Raised $898,628 from a stock
sale to jump start its aggressive
business plan.
* Helped Papua New Guinea
natives to markedly improve their
life-style, including bringing women
for the first time into the growers
cooperatives, enabling them to retain
their own earnings.

Uniquely, PNG coffee growers -
who are mostly small landholders or
communal family landholders - are
company shareholders who therefore
benefit both from the sale of these
unique coffee beans and from the
growth and value of the company itself.

The PNG Coffee Growers
Federation, which represents about
90,000 coffee growers organized
into 140 cooperatives, is a major
shareholder. PNG's coffee farmers are
paid a premium price for their coffee,
enabling them to sustain their farms,
the environment and provide a better
standard of living for themselves and
an education for their children.

Contact:
Lionel Gosselin, Corporate Relations
2920 N. Green Valley Parkway,
Bldg. 3, Suite 321, Henderson, NV 89014
Toll Free: 877-318-9343
Phone: 604-264-8012 * Fax: 604-264-8006
E-Mail: enquiries@coffeepacifica.com
Web Site: www.coffeepacifica.com
Shares Outstanding: 16.8 million
Free Trading Shares: 6+/- million
52 Week Trading Range:
Hi: $3.52 Low: $0.40
Note: Coffee farmers own company shares, providing direct benefit to farmers
Subsidiary: Uncommon Grounds, Est. 1984;
www. uncommongrounds.net
COFFEE PACIFICA, INC. - OTC BB: CFPC

Coffee Pacifica certainly has a
superior product to fuel its marketing
efforts. Papua New Guinea coffee
beans are highly sought for their
distinct floral and citric flavor and
nutty body, and are frequently used
to blend with other coffees to produce
unique gourmet coffees. According to
Corby Kummer in his book, The Joy
of Coffee, Papua New Guinea coffee
"can be a helpful addition to an
espresso blend."

Cupping Competition
Attracts Worldwide Notice
for PNG Coffee
Worldwide attention was drawn to
the qualities of PNG coffee this
fall during an international coffee
cupping competition jointly sponsored
by Coffee Pacifica and the PNG
Coffee Growers Federation. The
week-long, first-ever competition also
helped growers to better understand
the most desired characteristics
of their coffee beans - and the
techniques they need to use to
produce them.

"Papua New Guinea coffee has a
gold mine of opportunities," according
to Willem Boot, an internationally
renowned taster and coffee
consultant who led the 14 jurors
participating in this years cupping
competition. More than 200 lots of
PNG coffees grown by some 140
cooperatives were sampled by a panel
of international coffee tasting experts
representing Italy, the Netherlands,
the United States, Australia and New
Zealand.

"The cupping competition marks
the beginning of a new image and
development of a premium PNG
cooperative coffee brand," says Singh.
"The number of farmers joining our
supply system bodes well for our
'grower direct' marketing strategy."

"Tree to Cup" Strategy
Leads to Acquisition of
Roasting Company

Coffee Pacifica recently took yet
another step toward its goal of
becoming the #1 supplier of PNG
coffee in the U.S. by acquiring a regional coffee roasting company based in California. Uncommon Grounds
Inc., a private roasting and wholesale
company established in 1984,
specializes in hands-on coffee bean
to bring out the coffee's best characteristics, aroma and flavor. The company's coffees and espressos are available throughout San Francisco,
Arabica coffee
beans are among
the most desired
by gourmet
coffee drinkers,
providing a
distinct floral and
citrus flavor and
a nutty body.

Reprinted from The Bull & Bear Financial Report,
P.O. Box 917179, Longwood, FL 32791
* www.TheBullandBear.com
* December 2005

Disclaimer: This material is for distribution only under such circumstances as
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without notice and The Bull and Bear Financial Report is not under any obligation to update or keep current the information contained herein. All information is correct at the time of publication, additional information may be available upon request. Coffee Pacifica, Inc. paid The Bull & Bear Financial Report a fee for their advertorials and for promotional services provided by The Bull & Bear Financial Report. The directors and employees of The Bull &
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this report. as well as worldwide through its Web site.

"The acquisition of a roasting
company opens up exciting opportunities
for us in the lucrative specialty
coffee market," says Singh, who says
the acquisition will enable Coffee
Pacifica to easily test its Arabica
coffee beans in new roasts and blends.
In an effort to expand its supply of
quality green Arabica green beans,
Coffee Pacifica has agreed to
purchase 300 sixty-kilogram bags of
coffee beans from a coffee growers'
cooperative in Western Rwanda. As
in Papua New Guinea, the coffee is
grown in rich volcanic soils at
high altitudes. The coffee growing
cooperative has 860 members, many
of whom are survivors of the 1994
genocide.

"Establishing a relationship in
Rwanda augments Coffee Pacifica's
sales strategy to become a leading
coffee distributor focusing solely on
coffee from cooperatives," says Singh.

Growth Focuses on U.S.
and Canadian Gourmet
Coffee Markets

According to Roast Magazine,
worldwide demand for coffee is
"outpacing supply growth", putting
"pricing pressures on coffee" - a
situation that only helps Coffee
Pacifica in its efforts to capture a
good portion of the gourmet coffee
market. In the U.S. alone, per capital
coffee consumption jumped to 53
percent this year, up from 49
percent in 2004, a growth of 7.7
million new daily coffee drinkers,
according to the National Coffee
Association. Roast notes that coffee
demand continues to increase as coffeehouses and convenience stores open new coffee locations, while national restaurant chains are entering the specialty coffee mix market. The majority of new coffee drinkers are young (18-24) and increasingly prefer gourmet coffee.
With numbers like these, it is not
surprising that Coffee Pacifica's
growth strategy is initially focused on
increasing sales in the United States.
To that end, the company appointed
Terry Klassen as vice president of
sales in both the U.S. and Canada.
Klassen has extensive experience in
with green bean coffee and coffeerelated products.

Supplementing this effort, Austin
E. Hills, former chairman of Hills
Bros Coffee and past-president of the
Pacifica Coast Coffee Association, has
joined Coffee Pacifica as a special
advisor.

"Mr. Hills offers Coffee Pacifica
valuable guidance at a critical
time as we continue to grow our
green bean coffee business and
attempt to capture a major
market share of the PNG coffee
market in the U.S. and Canada,"
says Singh.

The company is also actively promoting
its unique PNG coffee and its
growers at national trade shows, including the Specialty Coffee
Association of American 17th annual
exhibition in Seattle Washington earlier this year and will attend the 18th annual exhibition in Charlotte, NC in April 2006.

Investment Considerations
"Our coffee sells right away once
it is onshore," says Shailen Singh, the
company's chairman and CEO. The
company is presently shipping directly
to Seattle, Oakland, New York,
and Italy.

In the past, one of the biggest obstacles to the company's growth has been obtaining enough coffee to ship.
With a substantial supply contract in
hand and pre-sold orders for some
100,000 bags of PNG coffee in 2006
alone, that problem appears resolved.
In the coming year, Coffee Pacifica
will consolidate its sales and marketing efforts, as well as continue to seek strategic acquisitions of strong regional brand roasting companies.

Recognition of Coffee Pacifica's growing role in the coffee industry is also evidenced by its recent listing on Standards & Poors' directory.
"Our goal is to be the number one
supplier of PNG coffee in the U.S.
within the next 18 months. We also
hope to apply for listing on the AMEX
in 2006," says Singh. "We can do it."
Papua New Guinea is sitting on a gold mine, according to Willem Boot, an internationally renowned coffee taster and consultant. PNG coffee is highly regarded by consumers for its unique consistency and special flavor characteristics.